UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2019

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2788 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95051 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2019, at the 2019 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2019 Annual Meeting, the following proposals were adopted or rejected by the margin indicated. Proxies for the 2019 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    Stockholders approved the election of each of our twelve (12) directors to serve for a one-year term until our 2020 Annual Meeting of Stockholders. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	389,905,910
Number of shares Withheld	1,413,413
Number of shares Abstaining	2,878,328
Number of Broker Non-Votes	107,774,681

b. Tench Coxe
Number of shares For	363,411,201
Number of shares Withheld	26,031,641
Number of shares Abstaining	4,754,809
Number of Broker Non-Votes	107,774,681

c. Persis S. Drell
Number of shares For	391,107,822
Number of shares Withheld	938,241
Number of shares Abstaining	2,151,588
Number of Broker Non-Votes	107,774,681

d. James C. Gaither
Number of shares For	361,332,214
Number of shares Withheld	28,013,231
Number of shares Abstaining	4,852,206
Number of Broker Non-Votes	107,774,681

e. Jen-Hsun Huang
Number of shares For	387,584,221
Number of shares Withheld	2,956,815
Number of shares Abstaining	3,656,615
Number of Broker Non-Votes	107,774,681

f. Dawn Hudson
Number of shares For	391,163,525
Number of shares Withheld	918,802
Number of shares Abstaining	2,115,324
Number of Broker Non-Votes	107,774,681

g. Harvey C. Jones
Number of shares For	354,840,497
Number of shares Withheld	34,599,607
Number of shares Abstaining	4,757,547
Number of Broker Non-Votes	107,774,681

h. Michael G. McCaffery
Number of shares For	391,000,671
Number of shares Withheld	1,058,036
Number of shares Abstaining	2,138,944
Number of Broker Non-Votes	107,774,681

i. Stephen C. Neal
Number of shares For	390,849,552
Number of shares Withheld	1,151,523
Number of shares Abstaining	2,196,576
Number of Broker Non-Votes	107,774,681

j. Mark L. Perry
Number of shares For	376,191,526
Number of shares Withheld	13,258,693
Number of shares Abstaining	4,747,432
Number of Broker Non-Votes	107,774,681

k. A. Brooke Seawell
Number of shares For	363,648,741
Number of shares Withheld	25,788,843
Number of shares Abstaining	4,760,067
Number of Broker Non-Votes	107,774,681

l. Mark A. Stevens
Number of shares For	385,886,797
Number of shares Withheld	6,159,632
Number of shares Abstaining	2,151,222
Number of Broker Non-Votes	107,774,681

2.    Stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our definitive proxy statement for the 2019 Annual Meeting filed with the Securities and Exchange Commission on April 12, 2019. The results of the voting were as follows:

Number of shares For	377,985,261
Number of shares Against	13,681,706
Number of shares Abstaining	2,530,684
Number of Broker Non-Votes	107,774,681

3.    Stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 26, 2020. The results of the voting were as follows:

Number of shares For	492,313,058
Number of shares Against	6,987,797
Number of shares Abstaining	2,671,477
Number of Broker Non-Votes	-

4.    Stockholders did not approve an amendment and restatement of our Certificate of Incorporation to eliminate supermajority voting to remove a director without cause. The results of the voting were as follows:

Number of shares For	390,648,351
Number of shares Against	1,260,719
Number of shares Abstaining	2,288,581
Number of Broker Non-Votes	107,774,681

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 29, 2019	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Corporate Affairs and Assistant Secretary